U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2007

VIRAL GENETICS, INC.
(Exact name of registrant as specified in its charter)

000-26875
(Commission File No.)

Delaware (State or other jurisdiction of incorporation or organization)	33-0814123 (IRS Employer Identification No.)

1321 Mountain View Circle, Azusa, CA 91702
(Address of principal executive offices)

(626) 334-5310
(Registrant’s telephone number)

Not Applicable
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On each of July 1, 2007, October 1, 2007, and January 1, 2008, Viral Genetics issued to a former employee, Andre Bagdasarian, 28,800 shares of common stock as a compensatory restricted stock award under his employment agreement with Viral Genetics, for a total of 86,400 shares. On July 9, 2008, Viral Genetics issued to Mr. Bagdasarian, 175,000 shares of common stock following termination of the employment agreement. The securities described above were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On October 1, 2007, Viral Genetics sold to Three Knights and a Queen Resources, Inc., a private accredited investor, 2,668,333 shares of common stock at $0.06 per share for cash totaling $160,100 previously received by the Company. On October 1, 2007, Viral Genetics sold to Sipada, Inc., a private accredited investor, 406,667 shares of common stock at $0.06 per share for cash totaling $24,400 previously received by the Company. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On October 1, 2007, Viral Genetics sold to Richard T. Gerstner., a private accredited investor, 1,000,000 shares of common stock at $0.06 per share for cash totaling $60,000, and sold to Marshall C. Phelps, Jr., 666,667 shares of common stock at $0.06 per share for cash totaling $40,000 . The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On October 29, 2007, Viral Genetics issued to Michael Agadjanyan, a consultant, 400,000 shares of common stock under his consulting agreement with Viral Genetics. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On January 28, 2008, Viral Genetics sold to Lloyd Phillips, a private accredited investor, 500,000 shares of common stock at $0.06 per share for cash totaling $30,000. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On February 1, 2008, Viral Genetics issued to Monica Ord, a consultant, 428,663 shares of common stock as a compensatory restricted stock award under her consulting agreement with Viral Genetics. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On February 18, 2008, Viral Genetics issued to Anthony Freda, Jr., a consultant, 850,000 shares of common stock under his consulting agreement with Viral Genetics. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On February 8, 2008, Viral Genetics sold to Mark Wystratch, a private accredited investor, 83,333 shares of common stock at $0.06 per share for cash totaling $5,000. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On February 11, 2008, Viral Genetics sold to R. Sheldon White, a private accredited investor, 100,000 shares of common stock at $0.06 per share for cash totaling $6,000. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On February 11, 2008, Viral Genetics sold to Rod Williams, a private accredited investor, 300,000 shares of common stock at $0.06 per share for cash totaling $18,000. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On February 18, 2008, Viral Genetics issued to Robert Siegel, a consultant, 75,000 shares of common stock in connection with exercise of options at $0.01. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On March 2, 2008, Viral Genetics sold to Catamaran Trust, a private accredited investor, 166,666 shares of common stock at $0.06 per share for cash totaling $10,000. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On March 5, 2008, Best Investments, Inc. (“Best”), an affiliate of the registrant’s President, Haig Keledjian, entered into a Debt Restructuring Agreement with the registrant whereby the registrant and Best agreed to restructure $1,508,302.00 in outstanding indebtedness owed by the registrant to Best.  The original indebtedness matured on March 29, 2008.  The Debt Restructuring Agreement converted the existing indebtedness to a revolving line of credit which is secured by substantially all of the assets of the registrant.  The revolving line of credit matures June 30, 2013, bears interest at the rate of 5% per annum, payable at the maturity date.  The obligations under the revolving line of credit may be prepaid at any time and may be exchanged for common stock and a warrant.  The conversion price is equal to the volume weighted closing price of the registrant’s common stock for the 20 trading days preceding notice of conversion by Best to the registrant.  For each share of stock issued for conversion of obligations, Best will receive a warrant to purchase a share of common stock for 150% of the price for which obligations under the revolving line of credit were converted. The warrant expires five years from the date of issuance.  The amount Best agreed to lend the registrant under the revolving line of credit was not limited. The obligations of the registrant under the revolving line of credit are guaranteed by its subsidiary, Viral Genetics, Inc., a California corporation.

On March 11, 2008, Viral Genetics sold to Stephen and Chrystine Paletta, private accredited investors, 416,666 shares of common stock at $0.06 per share for cash totaling $25,000. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On March 12, 2008, Viral Genetics sold to James A. Klein and Katherine M. Klein, private accredited investors, 416,666 shares of common stock at $0.06 per share for cash totaling $25,000. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On March 31, 2008, Viral Genetics issued to Monica Ord, a consultant, 1,100,000 shares of common stock as a compensatory restricted stock award under her consulting agreement with Viral Genetics. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On May 2, 2008, Viral Genetics issued to Morritt Hamrock Hock Horowitz LLP., a provider of legal services, 1,000,000 shares of common stock under a consulting agreement with Viral Genetics. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On May 5, 2008, Viral Genetics sold to Michael Cruciano, a private accredited investor, 167,000 shares of common stock at $0.06 per share for cash totaling $10,200 and sold to Mary Crosby, a private accredited investor, 167,000 shares of common stock at $0.06 per share for cash totaling $10,200. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On June 2, 2008, Viral Genetics sold to Franciscan Trust Fund, a private accredited investor, 644,000 shares of common stock at $0.06 per share for cash totaling $38,640. The shares were issued in reliance on Regulation S adopted under the Securities Act of 1933.

On July 9, 2008, Viral Genetics issued to Vicken Karageozian., a consultant, 350,000 shares of common stock under a consulting agreement with Viral Genetics. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On July 9, 2008, Viral Genetics issued to Michael Dellavecchia., a consultant, 250,000 shares of common stock under a consulting agreement with Viral Genetics. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

On July 9, 2008, Viral Genetics issued to Vasilios Kofitsas., a consultant, 350,000 shares of common stock under a consulting agreement with Viral Genetics. The shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

In March 2006, Viral Genetics issued convertible debentures to a group of accredited investors, which were restructured in February 2007. The convertible debentures were originally issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D and restructured in reliance on the exemption from registration set forth in Section 3(a)(9) of the Securities Act of 1933. The following describes transactions in connection with these convertible debentures.

On July 5, 2007, July 17, 2007, February 25, 2008, February 26, 2008, February 27, 2008, March 6, 2008, March 12, 2008, March 14, 2008, March 19, 2008, March 26, 2008, April 3, 2008, April 10, 2008, and April 29, 2008 one of the convertible debenture holders, DKR Sound Shore Oasis Holding Fund Ltd., elected to convert portions of its convertible debentures at $0.08 per share to a total of 2,995,568 shares. The total principal and interest exchanged for shares in these transactions was $239,646.

On October 5, 2007 and February 14, 2008, one of the convertible debenture holders, Palisades Master Fund LP, elected to convert substantially all of its convertible debentures at $0.08 per share to 1,250,000 and 6,000,000 shares, respectively. The total principal and interest exchanged for shares in these transactions was $580,000.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAL GENETICS, INC.

Dated: August 8, 2008	By	/s/Haig Keledjian
Haig Keledjian, President